Exhibit 10.7
*** Text Omitted and Filed Separately
Pursuant to a Confidential Treatment Request
under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2(b)(1)
FIRST AMENDMENT TO
DEVELOPMENT AND OEM SUPPLY AGREEMENT
     THIS FIRST AMENDMENT (the “First Amendment”) to the Development and OEM Supply Agreement made and entered into on July 26, 2005 (the “Agreement”) is hereby made and entered into as of the last signature date below (the “First Amendment Effective Date”), by and among Dot Hill Systems Corporation, a Delaware corporation, having its principal place of business at 2200 Faraday Avenue, Suite 100, Carlsbad, CA 92008, and Dot Hill Systems B.V., a Netherlands corporation, having its principal place of business at Marssteden 94, 7547 TD Enschede, the Netherlands (hereinafter jointly “Dot Hill”); and Network Appliance, Inc., a Delaware corporation, having its principal place of business at 495 East Java Drive, Sunnyvale, CA, and Network Appliance Holding and Manufacturing, B.V., a Netherlands corporation formerly known as Network Appliance B.V., having its principal place of business at Vision Plaza East, Boeing Avenue 300, 1119 PZ Schiphol-RIJK, the Netherlands (hereinafter jointly “NetApp”). Dot Hill and NetApp may individually be referred to as a “party” and collectively as the “parties” in this First Amendment.
BACKGROUND:
     WHEREAS, Dot Hill and NetApp entered into the Agreement whereby Dot Hill intends to develop and supply on an OEM basis certain products to NetApp, and NetApp intends to acquire from Dot Hill such products;
     WHEREAS, Dot Hill and NetApp desire to add an additional product to the Agreement that is currently known as the [...***...] product;
     WHEREAS, Dot Hill and NetApp desire to set forth their agreement as to the application of the base terms and conditions, together with certain exhibits to the Agreement, to the [...***...] product; and
     WHEREAS, Dot Hill and NetApp desire to modify, supplement or replace certain existing exhibits to the Agreement, as set forth below.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Dot Hill and NetApp, Dot Hill and NetApp hereby agree to the following changes to and do amend the Agreement, as follows:
FIRST AMENDMENT:
     1. Application of Existing Provisions to [...***...] product. Dot Hill and NetApp agree that the base terms and conditions of the Agreement, together with the provisions in the following exhibits thereto, shall apply to the [...***...] product. For purpose of this Amendment, Shasta and [...***...] products shall be defined as set forth in Exhibit B, Rev.1. For purpose of interpretation and construction of the base terms and conditions of the Agreement, and the exhibits in the table below, the term “Shasta” whenever and wherever used therein shall include the [...***...] product:
Dot Hill and NetApp CONFIDENTIAL
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1.

Description of Exhibit	Exhibit Letter
Engineering Specifications	Exhibit A
Mutual Non-Disclosure Agreement	Exhibit I
[...***...]	Exhibit J
NetApp Workmanship Standards	Exhibit K
Manufacturing Test Requirements	Exhibit L
On-Site Support Requirements	Exhibit M
List of NetApp Other Technology	Exhibit O
     2. Modified Exhibits. Dot Hill and NetApp agree that the exhibits attached hereto and described in the column “Replacement Exhibit” in the table below shall replace in their entirety their applicable corresponding exhibits described in the column “Existing Exhibit” in the table below. The provisions contained in the Replacement Exhibits in the table below shall apply to Shasta and [...***...] products.

	Existing	Replacement
Description of Exhibit	Exhibit	Exhibit
Product Price and Bill of Materials Breakdown	Exhibit B	Exhibit B, Rev. 1
Product Forecast	Exhibit D	Exhibit D, Rev. 1
Dot Hill Quality Requirements	Exhibit E	Exhibit E, Rev. 1
Order Replenishment and Logistics Requirements	Exhibit F	Exhibit F, Rev. 1
NetApp Customer Support Requirements	Exhibit G	Exhibit G, Rev. 1
NetApp Designated Technology	Exhibit N	Exhibit N, Rev. 1
Business Continuance Plan	Exhibit P	Exhibit P, Rev. 1
     3. Supplementary Exhibits. Dot Hill and NetApp agree that the exhibits attached hereto and described in the column “Added Exhibit” in the table below shall supplement their applicable corresponding exhibits described in the column “Existing Exhibit” in the table below. The provisions contained in the Added Exhibits below shall apply only to the [...***...] product and not to any other products that may be provided by Dot Hill to NetApp under the Agreement.

Description of Exhibit	Existing Exhibit	Added Exhibit
Statement of Work and Acceptance Criteria	Exhibit C	Exhibit C-1
[...***...]	Exhibit H	Exhibit H-1
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     4. New Definitions. Dot Hill and NetApp agree to add the following definitions to Section 5, Definitions, of the Agreement:
          a. “Additional Technology” means the source code and binary image file(s) in object code form for the [...***...] for the [...***...] Product.
          b. “DH Engineering Information” means certain Dot Hill drawings, technical information in electronic databases, artwork and tooling specifications which are confidential to Dot Hill and may be reasonably necessary to acquire or produce tooling for the manufacture of the Products. DH Engineering Information shall not include any software, firmware and/or other technology for the Products.
          c. “Dot Hill Procurement Specifications” means technical information that is reasonably necessary to permit a third party to respond to a request for quotation for components that are to be included in Products. This may include component and material drawings, descriptions, bills of materials, and/or specifications therefor.
          d. “Immediately Licensed DH Technology” means those items of Technology that have been provided by Dot Hill to NetApp and are necessary for NetApp or a NetApp DCM to manufacture the NetApp-Manufactured Items in accordance with the rights immediately granted in Section 11.1(f) of this Agreement to NetApp or a NetApp DCM for the manufacture of the NetApp-Manufactured Items on NetApp’s behalf.
          e. “Immediately Licensed [...***...]” means the [...***...] for the Products, the [...***...] for the Products, and the [...***...] for [...***...] for the Products.
          f. “Minimum Terms” means the inclusion in all material respects of all of the terms and conditions of Attachment 1 in a written confidentiality agreement with a [...***...] that covers [...***...] and/or [...***...] disclosed pursuant to the rights described in Subsections 11.1(b)(i) or 11.1(b)(ii), respectively.
          g. “NetApp-Manufactured Items” means the following items for the [...***...] product: [...***...]. Upon mutual written agreement the authorized representatives of the Parties may agree in writing to add additional items to the list of NetApp-Manufactured Items. However, for this purpose, only a person then-currently employed by Dot Hill with the title of [...***...] will be deemed to be an authorized representative of Dot Hill with the authority to agree in writing with NetApp to add any such additional items to such list. Also, any
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such agreement to add any such additional items must be reflected in a written document that has been signed by the authorized representatives of both Dot Hill and NetApp.
          h. “NetApp First Ship Date” means the date on which units of Products, which are obtained directly or indirectly from Dot Hill, are generally available from NetApp for delivery in volume to NetApp’s customers, either as standalone units or as part of other products.
          i. “RFQ Information” means certain high-level Dot Hill Procurement Specifications that are confidential to Dot Hill and may be distributed and used by certain third parties [...***...].
     5. Intentionally left blank.
     6. Manufacturing Rights. NetApp and Dot Hill agree to delete Section 11.1(b), Manufacturing Rights, in its entirety and replace it with the following:
          “(b) Manufacturing Rights. Subject to the terms and conditions of this Agreement, for each Product Dot Hill hereby grants, on behalf of itself and its Affiliates, to NetApp:
               (i) [...***...] a worldwide, revocable in accordance with Section 11.1(c), non-transferable (except as permitted under Section 19 (“Assignment”)), royalty-free, nonexclusive right and license, without the right to sublicense (except as set forth in Section 11.1(d)), [...***...] including, but not limited to, the agreement by [...***...];
               (ii) [...***...] a worldwide, revocable in accordance with Section 11.1(c), non-transferable (except as permitted under Section 19 (“Assignment”)), royalty-free, nonexclusive right and license, without the right to sublicense (except as set forth in Section 11.1(d)), [...***...], including, but not limited to, the agreement by [...***...]
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[...***...];
               (iii) [...***...] based on the then-current forecast for an applicable Product, a worldwide, revocable in accordance with Section 11.1(c), non-transferable (except as permitted under Section 19 (“Assignment”)), royalty-free, nonexclusive right and license, without the right to sublicense (except as set forth in Section 11.1(d)): (A) [...***...]; and (B) [...***...]; and
               (iv) upon the occurrence of a Trigger Event relating to such Product, a worldwide, perpetual, revocable in accordance with Section 11.1(c), non-transferable (except as permitted under Section 19 (“Assignment”)), royalty-free, nonexclusive right and license, without the right to sublicense (except as set forth in Section 11.1(d)): (A) [...***...] to perform the Permitted Purposes for such Product; and (B) under the Patents of Dot Hill to use, make, sell, offer to sell import, export and otherwise dispose of such Product.”
     7. Certain Rights of Revocation
          a. Modified Right to Revoke. Dot Hill and NetApp agree to remove Subsection 11.1(c)(1) and replace it with the following:
               “(1) if, during the Initial Purchase Period, NetApp [...***...] and which shall include, without limitation, those requirements for Products that are to be or will be included in or combined with other products to be supplied to NetApp and its Affiliates;”
          b. Additional Right to Revoke. Dot Hill and NetApp agree to add the following at the end of Section 11.1(c), Certain Rights of Revocation:
          “Also, upon written notice to NetApp, Dot Hill may revoke immediately the sublicense rights that are available under this Agreement and have been granted by NetApp to a sublicensee of NetApp in the event that (1) such sublicensee improperly uses any Dot Hill Technology beyond the scope of the sublicense rights described in Section 11.1(d) (and further described in Section 11.1(b)) and (2) any such improper use remains uncured for a period of thirty (30) days after written notice thereof from Dot Hill.
Dot Hill and NetApp CONFIDENTIAL
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5.

          Any revocation made by Dot Hill of any NetApp rights in Section 11.1(b) as a result of any of the events described in Subsection 11.1(c)(1), 11.1(c)(2), 11.1(c)(3) and/or 11.1(c)(4) shall result in the revocation of all related sublicense rights granted by NetApp.”
     8. Sublicense Rights. NetApp and Dot Hill agree to delete Section 11.1(d), Sublicense Rights, in its entirety and replace it with the following:
          “(d) Sublicense Rights. Subject to the provisions in this Section 11.1(d) and other terms and conditions of this Agreement, the rights granted in Section 11.1(b) above may be sublicensed by NetApp to: (i) NetApp DCMs solely to make Products for sale to NetApp and (ii) NetApp’s Affiliates. For avoidance of doubt, it is understood and agreed that a sale by a NetApp DCM to NetApp may include the shipment and delivery of Product directly by a NetApp DCM to a NetApp customer provided that the sale of such Product occurs between the NetApp DCM and NetApp. Prior to the granting by NetApp of any such sublicense rights to NetApp DCMs or NetApp’s Affiliates, NetApp shall obtain the written agreement of NetApp DCMs or NetApp’s Affiliates, as applicable, to hold in confidence all Dot Hill Technology that NetApp may provide and, in the case of a grant of any sublicense rights to any NetApp DCMs, for such NetApp DCMs to use such Dot Hill Technology solely in a manner fully and entirely consistent with the rights granted in Section 11.1(b) and solely to make Products for sale to NetApp. The license rights granted by Dot Hill in this Agreement may not be sublicensed by NetApp to any other third parties without first obtaining the prior written approval of an authorized representative of Dot Hill.”
     9. NetApp License Restrictions. Dot Hill and NetApp agree to add the following to the end of Section 11.1(e), License Restrictions, of the Agreement:
          “NetApp shall not, nor shall NetApp knowingly allow any third party, to: (a) use any Dot Hill Technology, except as expressly permitted by the license rights granted under this Agreement; or (b) reverse engineer, decompile, disassemble, or otherwise attempt to reduce to source code form any object code included in the Dot Hill Technology, except and solely to the extent permitted under applicable law to achieve interoperability with hardware or software to be used therewith.”
     10. Other License Rights. Dot Hill and NetApp agree to add the following provision as Section 11.1(f), Other License Rights, to the Agreement:
          “(f) Other License Rights. Notwithstanding anything to the contrary in the preceding Subsections of this Section 11.1 and subject to the other terms and conditions of this Agreement, Dot Hill, on behalf of itself and its Affiliates, hereby grants to NetApp an immediate, worldwide, perpetual, non-transferable (except as permitted under Section 19 (“Assignment”)), royalty-free, non-sublicensable, nonexclusive right and license under [...***...] to (A) use internally, reproduce, modify or [...***...] of (i) the [...***...] solely to manufacture, and/or have manufactured by NetApp DCMs, the NetApp-Manufactured Items and distribute such NetApp-Manufactured Items for use as part of and within the [...***...] Product and (ii) the Dot Hill [...***...] solely for integration into the [...***...]
Dot Hill and NetApp CONFIDENTIAL
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[...***...] Product, and (B) distribute to NetApp’s customers Dot Hill-designated patch releases of the Additional Technology that are compiled into object code by Dot Hill and provided to NetApp, solely for the purpose of attempting to resolve reported NetApp customer defects or problems with the [...***...] Product; provided, however, that all of such NetApp-Manufactured Items, Dot Hill [...***...] and patch releases of Additional Technology shall at all times during the Initial Purchase Period be incorporated into and used only within a Dot Hill-designed chassis, including [...***...] and drives, all of which have been previously purchased by NetApp or a NetApp DCM only from Dot Hill (and no other party) pursuant to and under the provisions of this Agreement.”
     11. Dot Hill License Restrictions. Dot Hill and NetApp agree to add the following to the end of Section 11.2(d), License Restrictions, of the Agreement:
          “Dot Hill shall not, nor shall Dot Hill knowingly allow any third party, to: (a) use any NetApp Designated Technology or NetApp Other Technology, except as expressly permitted by the license rights granted under this Agreement; or (b) reverse engineer, decompile, disassemble, or otherwise attempt to reduce to source code form any object code included in the NetApp Designated Technology or NetApp Other Technology, except and solely to the extent permitted under applicable law to achieve interoperability with hardware or software to be used therewith.”
     12. [...***...]. Dot Hill and NetApp agree to add the following as Section 11.7, [...***...], to the Agreement:
          “11.7 [...***...]. Upon written request by NetApp, Dot Hill agrees to provide to a mutually agreed third party (the “PS Manufacturer”) a worldwide, non-transferable, non-sublicensable, nonexclusive, royalty-free right and license under the [...***...] to use internally the Immediately Licensed PS Technology during the Initial Purchase Period to manufacture [...***...] for sale and delivery only to Dot Hill or a Dot Hill DCM, as Dot Hill may designate, for incorporation and use in the Product that Dot Hill is to supply to NetApp or a NetApp DCM under this Agreement. After the Initial Purchase Period, NetApp shall have the right to use the [...***...] in accordance with the provisions of Section 11.1(b) set forth above. To receive such right and license, the PS Manufacturer must agree in writing with Dot Hill to treat all [...***...] in strict confidence, not to disclose [...***...] to any third party without Dot Hill’s prior written consent, and not to use during the Initial Purchase Period [...***...] except for the benefit of Dot Hill or a Dot Hill DCM, as Dot Hill may determine. The PS Manufacturer must also agree in writing to provide [...***...] to Dot Hill or a Dot Hill DCM, as Dot Hill may designate, [...***...].”
     13. NRE Expenses. Dot Hill and NetApp agree to insert the following sentences between the first and second sentences in Section 10.1, NRE Expenses:
Dot Hill and NetApp CONFIDENTIAL
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          “Notwithstanding anything to the contrary, [...***...] with the exercise of the rights set forth in Section 11.1 during the [...***...].”
14. Confidential Nature of Dot Hill Technology
          “a. Confidentiality Provisions. NetApp and Dot Hill agree to delete the second complete sentence in Section 13.6, Confidential Nature of Dot Hill Technology, that begins with “Prior to ...” and replace it with the following:
               “Prior to NetApp’s provision of any Dot Hill Technology, NetApp will enter into a written confidentiality agreement that requires such NetApp DCM or other [...***...] to treat such Dot Hill Technology as Confidential Information of Dot Hill and in a manner consistent with the sublicense rights granted in Section 11.1(d) (and within the proper scope of the permitted rights described in Section 11.1(b)), the confidentiality obligations of NetApp in the Non-Disclosure Agreement contained in Exhibit I hereto (the “NetApp NDA”) and, for any [...***...] and/or [...***...] that is to supplied to a [...***...], to be subject to the [...***...]. To the extent that [...***...] are inconsistent or in conflict with the confidentiality obligations of NetApp in the NetApp NDA, then NetApp shall be obligated to include such inconsistent or conflicting [...***...] in confidentiality agreements that it may enter into with [...***...] and which cover the provision of [...***...] and/or [...***...].”
          b. Other Obligations. NetApp and Dot Hill agree to add the following at the end of Section 13.6, Confidential Nature of Dot Hill Technology:
               “NetApp shall include the [...***...] in all confidentiality agreements that NetApp enters into with third parties and which cover the disclosure of any [...***...] and/or [...***...]. NetApp shall also require each of the NetApp DCMs to include the [...***...] in confidentiality agreements that such NetApp DCMs may enter into with third parties and which cover the disclosure of any [...***...] and/or [...***...]. Upon request by Dot Hill, NetApp will (i) disclose immediately to Dot Hill the names, addresses and contact information of all third parties which have received any [...***...] and/or [...***...]; (ii) provide Dot Hill with copies of all existing confidentiality agreements then in effect with all such third parties that cover the use of such [...***...] and/or [...***...]; (iii) inform Dot Hill of any suspected or known misuse of any [...***...] and/or [...***...] by any such third parties; and (iv) reasonably cooperate with Dot Hill in actions undertaken by Dot Hill to enforce the provisions of any existing confidentiality agreements which cover the [...***...] and/or [...***...].”
15. Freedom of Independent Development. Dot Hill and NetApp agree to add the following sentence to the end of Section 32, Freedom of Independent Development, to the Agreement:
Dot Hill and NetApp CONFIDENTIAL
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          “The parties also agree that, [...***...] nothing in this Agreement shall affect the right of either party to either obtain or acquire from other third party sources any components or assemblies for intended inclusion in products which meet both of the following requirements: (i) they are not covered under the provisions of this Agreement as Products and (ii) they do not make use of any of the Intellectual Property Rights or Technology of the other party.”
The modifications made above to the Agreement, including the addition of certain supplementary exhibits and edits to certain existing exhibits to the Agreement, which are included within this First Amendment shall have prospective force and effect on and after the First Amendment Effective Date, and shall not retroactively affect any rights or obligations of any of the parties under the Agreement. This First Amendment may be executed in counterparts by the parties, each of which shall be deemed an original and all of which together shall constitute a single instrument. Each party acknowledges and agrees that such executed counterparts of this First Amendment may be delivered by a party to the other party through the use of facsimile transmission. Except as specifically modified or supplemented by or through this First Amendment, all other terms and conditions of the Agreement, including the terms and conditions in any existing exhibits to the Agreement, shall remain in full force and effect between the parties and shall be unaffected thereby.
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     IN WITNESS WHEREOF, the parties through their duly authorized representatives have executed this First Amendment to become effective as of the last signature date set forth below.

DOT HILL SYSTEMS CORPORATION

By:	/s/ Dana W. Kammersgard

Printed Name: Dana W. Kammersgard
Title: President & CEO
Date:	July 26, 2006

DOT HILL SYSTEMS B.V.

By:	/s/ Shad L. Burke

Printed Name: Shad L. Burke
Title: Vice President, Finance
Date:	July 26, 2006

[Remainder of Page Intentionally Left Blank]
Dot Hill and NetApp CONFIDENTIAL

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NETWORK APPLIANCE, INC.

By:	/s/ Michael Wais

Printed Name:	Michael Wais

Title:	VP Supply Chain Management

Date:	August 2, 2006

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Dot Hill and NetApp CONFIDENTIAL

11.

NETWORK APPLIANCE HOLDING AND
MANUFACTURING, B.V.

By:	/s/ Patrick Linehan

Printed Name:	Patrick Linehan

Title:	Senior Vice President & General Manager

Date:	August 3, 2006

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Dot Hill and NetApp CONFIDENTIAL

12.

ATTACHMENT 1
(1) The third party shall not use any [...***...] and/or [...***...], except as expressly provided below:
     (a) [...***...], and
     (b) [...***...];
(2) From the [...***...] (the “First Confidentiality Period”), [...***...] and/or [...***...] shall not be further disclosed by any third party, except with the prior written approval of an authorized representative of Dot Hill;
(3) After the First Confidentiality Period, the third party shall be required not to disclose further to other parties the [...***...] and/or [...***...] in a manner that is consistent with the non-disclosure obligations of NetApp in the Non-Disclosure Agreement contained in Exhibit I to the Agreement.
(4) If there is any breach or violation by a third party of the confidentiality or non-use provisions set forth above, then Dot Hill shall be entitled to terminate, either in whole or in part, the confidentiality agreement as to such permitted use of the [...***...] and/or [...***...], and such third party shall return immediately to Dot Hill or destroy all such [...***...] and/or [...***...], including all copies thereof, in the third party’s possession;
(5) Upon request by Dot Hill, the third party will provide immediately to Dot Hill complete information as to how the [...***...] and/or [...***...] was or is to be used by such third party;
(6) The third party shall grant and hereby grants to NetApp the right to disclose to Dot Hill, upon Dot Hill’s request, the existence, terms, conditions and contents of any non-disclosure agreement governing the use of the [...***...] and/or the [...***...] supplied to such third party;
(7) Any breach or violation of the confidentiality and non-use provisions set forth above shall be presumed to cause irreparable harm to Dot Hill and, therefore, Dot Hill
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may seek temporary, preliminary and permanent injunctive relief, in addition to any other legal or equitable remedies, to prevent any further breach or violation thereof;
(8) Dot Hill shall be an intended third party beneficiary of the confidentiality and non-use provisions set forth above, together with any other provisions set forth below, and have the right to enforce these provisions against a third party receiving any [...***...] and/or [...***...];
(9) In the event that any litigation or other legal proceeding is commenced between Dot Hill and a third party recipient of [...***...] and/or [...***...] as to such third party recipient’s breach or violation of the confidentiality or non-use provisions respecting the same, then the prevailing party in any litigation or other proceeding between Dot Hill and such third party recipient shall be entitled to recover its reasonable attorneys’ fees and other legal costs incurred in any such litigation or other legal proceeding;
(10) The provisions of the confidentiality agreement, together with the rights and obligations of the parties and any third party beneficiaries, shall be governed, construed and interpreted in accordance with the laws of the State of California, determined without regard to any conflict of law principles that would result in the application of the laws of a different state;
(11) Any and all use by a third party of any [...***...] and/or [...***...] shall be at the third party’s sole and entire risk;
(12) All [...***...] and/or [...***...] are provided “AS IS” and without any express, implied and/or statutory warranties, including, without limitation, any implied warranties of fitness for a particular purpose, merchantability and/or non-infringement of third party rights;
(13) The confidentiality and non-use restrictions set forth above shall be in effect for a period of at least [...***...] from the date of the last disclosure of any [...***...] and/or [...***...] to a third party; and
(14) The foregoing provisions in item Nos. (1) through (13) above shall not be amended, modified or otherwise changed in any material respect by the parties without first obtaining the prior written consent from an authorized representative of Dot Hill.
Additionally, the provisions in each confidentiality agreement shall not contain a limitation of liability provision which (i) disclaims liability on the part of a third party for consequential, incidental, special and/or indirect damages (including lost profits or savings) or (ii) limits the liability of a third party for damages that arise or result from any breach or violation of the confidentiality or non-use provisions and which are applicable to [...***...] and/or [...***...].
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Exhibit B, Rev. 1
[...***...]
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Exhibit C-1
[...***...]
STATEMENT OF WORK
[...***...]
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Exhibit D, Rev. 1
[...***...]
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Exhibit E, Rev. 1
Dot Hill Quality Requirements
1.	Definitions:

1.1	“Epidemic Failure” shall mean, with respect to a Product that is delivered by Dot Hill to NetApp or a NetApp DCM, as applicable, under the Agreement, the occurrence of any of the following actual or potential failures to the extent that they (i) occur after NetApp’s FCS, (ii) can be shown to be identical and reproducible based on the occurrence of the same or substantially similar cause in the same series of such Product, (iii) impair in any material respect the use of such Product, (iv) are the result of a defect in materials or workmanship occurring no later than [...***...] following the delivery by Dot Hill of such Product to NetApp or a NetApp DCM, as applicable, and (v) are equal to or in excess of [...***...] of the total number of units of such Product obtained from any production lot or delivered to NetApp or a NetApp DCM, as applicable, during any [...***...] period:
♦	A non-conformance of the Product to the Bill of Material (“BOM”);

♦	A non-conformance to Engineering Specifications in Exhibit A, including but not limited to a mechanical and electrical non-conformance.

♦	Defects in material and workmanship, including but not limited to defects in mechanical assembly and parts thereof; and/or

♦	The non-operation of the Product, including but not limited to mechanical and electrical non-operation.
Notwithstanding the foregoing, any failure that arises or results from [...***...], shall be excluded from the definition of Epidemic Failure. For avoidance of doubt, [...***...] shall be included within the definition of an Epidemic Failure.

1.2	“Failure” shall mean, with respect to a Product that is delivered by Dot Hill to NetApp or a NetApp DCM, as applicable, under the Agreement, the occurrence of any of the following failures to the extent that they (i) occur after delivery by Dot Hill to NetApp or a NetApp DCM, as applicable, of SQA units and (ii) are the result of a defect in materials or workmanship occurring no later than [...***...] following the delivery by Dot Hill of such Product to NetApp or a NetApp DCM, as applicable:
♦	A non-conformance of the Product to the Bill of Material (“BOM”);
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♦	A non-conformance to Engineering Specifications in Exhibit A, including but not limited to a mechanical and electrical non-conformance.

♦	A defect in material and workmanship, including but not limited to defects in mechanical assembly and parts;

♦	The non-operation of the Product, including but not limited to mechanical and electrical non-operation; or

♦	A cosmetic or workmanship non-conformance of a Product to those requirements that Dot Hill has agreed to perform for such Product as set forth in Exhibit K.
1.3	“Failure Analysis” or “FA” — Investigation of field Failures by means of diagnostic testing within a standardized test environment that is performed by Dot Hill or its service providers. Test results will identify the [...***...] assignable cause of a component’s failure where applicable.

1.4	“Root Cause Analysis” or “RCA” — Consists of Failure Analysis as described above followed by a thorough investigation by Dot Hill’s Engineering and/or Dot Hill’s suppliers to diagnose failures to the appropriate component level.

1.5	“Defective Parts Per Million” or “DPPM” — shall be the basis for determining factory integration issues. DPPM is the first pass Failure rate seen by NetApp or a NetApp DCM, as applicable, at integration. Test sample size will be defined in individual sections below. This is one metric that will be used by NetApp to rate the performance of Dot Hill.
          [...***...]
1.6	“On-Going Reliability Test” or “ORT” — shall be a test that is conducted in Dot Hill’s or a Dot Hill DCM’s factory for the purpose of monitoring Product reliability.

1.7	“Out Of Control” shall mean a condition when any of the following exist with respect to Dot Hill or a Dot Hill Designated Contract Manufacturer:
♦	DPPM exceeds the level set forth in Section 4 of this Exhibit E.

♦	Dot Hill’s cumulative yield decreases below the level set forth in Section 4 of this Exhibit E.

♦	ORT failures exceed a predetermined level that has been agreed between the parties.
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1.8	“Stop Ship Order” – shall mean a process by which NetApp stops a released Product or other item from being shipped from Dot Hill or a Dot Hill DCM to NetApp or any NetApp DCM.

1.9	“Dead On Arrival” or “DOA” — shall mean, for purposes of this Exhibit E, a Failure of a Product which occurs within [...***...] after delivery by Dot Hill to NetApp, NetApp DCM or a NetApp Authorized Purchaser.

1.10	“Pareto” shall mean a histogram sorted from highest frequency of occurrence to lowest frequency of occurrence.

1.11	[...***...]

1.12	“Key Component Level” – A list of certain components included in a Product, which list is to be agreed upon by NetApp and Dot Hill. This list will define those critical sub-assemblies and components for which backward component traceability requirements apply. This list will include only those sub-assemblies and critical devices mutually and jointly agreed to in writing by Engineering and Operations technical teams of the parties.

2.	Test Procedures. The Products are subject to certain mutually agreed inspection test procedures by NetApp, a NetApp DCM and/or NetApp Authorized Service Providers. If a unit of Product has a Failure as determined by such mutually agreed inspection test criteria, then NetApp shall notify Dot Hill of such Failure, the parties will promptly discuss remedial actions to resolve any such Failure, and such Product may be returned by NetApp, a NetApp DCM and/or NetApp Authorized Services Providers to Dot Hill pursuant to the agreed DOA or warranty provisions, as applicable, for such Product.

3.	Inspection rights. [...***...], Dot Hill will allow NetApp to perform vendor qualifications and/or on-site source inspections at Dot Hill, [...***...]. NetApp shall provide reasonable advance written notice of its desire to perform an inspection, with at least [...***...] prior notice for routine visits and with at least [...***...] notice for Dot Hill Out of Control or Stop Ship Order situations. If an inspection or test is made on Dot Hill’s premises, [...***...], Dot Hill shall provide [...***...], NetApp with reasonable access and assistance at no additional charge.

4.	Product and Process Quality Requirements. Manufacturing and quality processes will be implemented at Dot Hill and Dot Hill’s suppliers [...***...].

If the minimum acceptable quality level defined in the table below is not met in NetApp or a NetApp DCM’s line due to causes within the reasonable control of Dot Hill and which are not
*** Confidential Treatment Requested

otherwise attributable to NetApp, then a service fee of [...***...] will be levied on Dot Hill for each affected defective Product returned to Dot Hill during the period that such quality level is not met. [...***...]
Dot Hill will require that its Dot Hill DCM meet the minimum acceptable quality levels in the table below in the manufacturing process of the Dot Hill DCM for the Products sold by Dot Hill under this Agreement.

First [...***...] units
beginning with delivery
DPPM Table	of NetApp Pilot units	Thereafter
[...***...]	[...***...]	[...***...]
•	Dot Hill and Dot Hill’s suppliers must be ISO 9001 certified and all manufacturing locations for the Product and its components must be identified and specified to NetApp.

•	The Products and its components shall be manufactured in a clean environment with Electro Static Discharge (“ESD”), temperature and humidity controls.

•	Processes for defect reduction and continuous improvement for the Products to be supplied by Dot Hill to NetApp must be established and implemented at Dot Hill and Dot Hill’s Suppliers.

•	The Products must have backward component traceability from the finished Product supplied by Dot Hill to NetApp for Key Component Levels.

•	All operators of a Dot Hill DCM must be fully trained for their responsible processes.
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•	Dot Hill shall pass all mutually agreed upon New Product Introduction (“NPI”) qualification steps of Failure Mode Effect Analysis (“FMEA”), Engineering Verification Test (“EVT”), Design Verification Test (“DVT”), Highly Accelerated Life Testing (“HALT”), Pilot, Design Maturity Test (“DMT”), Design For Manufacturing (“DFM”) and Design For Test (“DFT”) before going into mass production.

•	Dot Hill shall perform industry standard operations such as Environmental Stress Screen (“ESS”), Highly Accelerated Stress Screen (“HASS”) and ORT to ensure a high quality Product.

•	All exposed PCBA surfaces must be protected from handling damage in a mutually agreed manner.

•	Dot Hill shall provide onsite Supplier Quality Engineering support to NetApp, as described in Exhibit M.
NetApp will have the right to reject those Products that constitute a Failure. Dot Hill and NetApp will discuss any opportunities to improve DPPM levels and will mutually agree on any corrective actions.

5.	Out of Control. If an Out of Control condition occurs, NetApp reserves the right to require Dot Hill to implement [...***...].

6.	Stop Ship process
♦	NetApp will communicate a Stop Ship Order to Dot Hill in writing or by email.

♦	At NetApp’s discretion, NetApp or a NetApp DCM may chose to return any affected Product in transit or in its inventory which contains a Failure.

♦	Affected Product containing a Failure in inventory at Dot Hill will not be delivered by Dot Hill to NetApp or a NetApp DCM unless the Stop Ship Order is rescinded.

♦	Dot Hill will provide serial numbers of systems that are anticipated to be affected by the potential non-conformance mode.

♦	Dot Hill will provide urgent root cause analysis of the non-conformance in accordance with the provisions of Section 10 of this exhibit.

♦	Dot Hill will provide a Stop Ship Order release plan within [...***...] of Stop Ship Order being communicated to Dot Hill. The release plan will propose a potential process to attempt to fix the non-conformance of any affected Product and the resumption of shipments of the affected Products. The release plan will attempt to resume shipment of
*** Confidential Treatment Requested

the Product within an agreed number of days after the submission and acceptance by Network Appliance of such plan.
7.	Intentionally left blank.

8.	Intentionally left blank.

9.	Epidemic Failures. In the event of a suspected Epidemic Failure, NetApp shall promptly notify Dot Hill, and shall provide the following information, if known and as may then exist: a description of the defect, and the suspected lot numbers, serial numbers or other identifiers, and delivery dates to NetApp or a NetApp DCM of the affected defective Products. NetApp or a NetApp DCM shall deliver or make available to Dot Hill samples of the defective or potentially defective Products for testing and analysis.

Within [...***...] days of receipt of written notice from NetApp, Dot Hill shall provide its preliminary findings to NetApp regarding the potential cause of the Epidemic Failure. Thereafter, Dot Hill shall perform RCA in accordance with Section 10 and provide the results of its RCA to NetApp, together with Dot Hill’s proposed plan for the identification of and the repair and/or replacement of the affected Products and such other reasonable and appropriate information.

The parties shall cooperate and work together to expeditiously devise and implement a mutually acceptable corrective action program which is commercially reasonable under the circumstances and minimizes disruption to the end users and NetApp’s direct and indirect distribution channels (the “Corrective Action Program”). [...***...].

For any such Epidemic Failure which occurs in the Products, Dot Hill shall be responsible for the following costs, expenses and liabilities under the Corrective Action Program incurred within NetApp’s service and distribution chain, including end user locations: [...***...].

10.	Field Returned Failure Analysis and Root Cause Analysis Turnaround Times. NetApp or a NetApp DCM will assign a level of urgency to each failure analysis / root cause analysis request as “routine” or “urgent”.
In a “routine” request for FA Dot Hill shall make commercially reasonable efforts to provide Failure Analysis for returned material within [...***...]. In a “routine” request for
*** Confidential Treatment Requested

RCA Dot Hill shall make commercially reasonable efforts to provide RCA for returned material within [...***...]

In an “urgent” request for FA Dot Hill shall use best efforts to provide Failure Analysis for returned material within [...***...]. In an “urgent” request for RCA Dot Hill shall use best efforts to provide RCA for returned material within [...***...].

A corrective action request (“CAR”) issued to Dot Hill must be fully addressed and returned to NetApp by due date indicated in the CAR. Depending on the situation, if either party finds any difficulty in such target lead-time, NetApp, a NetApp DCM and/or Dot Hill may discuss in good faith a mutually agreeable alternative schedule on a case-by-case basis.

[...***...]. After this warranty period, NetApp or a a NetApp DCM may request RCA of any discovered defects for such Product, and Dot Hill shall perform the requested RCA and [...***...] for such RCA activities that are requested by NetApp or a NetApp DCM, as applicable.

11.	Quality Metrics. Dot Hill will provide NetApp with quality metrics [...***...] about Dot Hill and Dot Hill’s suppliers. Metrics will include, but are not limited to:

[...***...]

ORT testing metrics shall be provided [...***...] and shall include, but are not limited to:

[...***...]

12.	Component and Process Traceability. Serial numbers of key components which are included on the list of the Key Component Level must be available from Dot Hill or a Dot Hill DCM, upon
*** Confidential Treatment Requested

written request from NetApp, in order to conduct any potential field recall by NetApp of the Products or for other purposes. Upon written request by NetApp and the provision by NetApp of all necessary information, serial number data of affected key components on the Key Component Level list, and the successful completion of key manufacturing processes for the Products that are documented below in Section 14, will be provided by Dot Hill to NetApp within [...***...] after the date of any such NetApp request. For Printed Circuit Board Assemblies (“PCBA’s”), this will include visual Quality Assurance (“QA”), PCBA cleaning/wash, ICT results, and FVT results. The Product shall have backward component traceability from the finished product for components on the Key Component Level list.

13.	ORT. Dot Hill will perform ORT testing of the Product on an ongoing basis and provide data as required in the Quality Metrics Section 11 of this Exhibit E. The parties shall meet and confer to develop agreed test procedures and sample sizes for ORT. Any changes to the agreed ORT plan are subject to mutual agreement by the parties and may involve changes to the NRE covering such ORT plan.

14.	Quality Plan. Dot Hill shall complete and adhere to the following quality plan:
♦	During the development phase of the Product, Dot Hill shall establish the following:
♦	Supplier qualifications,

♦	Critical parameters/ specifications,

♦	Assurance of critical parameter conformance, and

♦	FMEA.
♦	During the data qualification phase, Dot Hill shall perform the following:
♦	HALT test results of pre-production product,

♦	DVT test procedure and results,

♦	RDT report,

♦	Production DPPM targets of major assys, and

♦	Field DPPM targets of major assys.
♦	During the production phase, Dot Hill shall perform the following:
♦	Assure of conformance to Network Appliance Specifications,

♦	Define plan for proactive communication of problems at Dot Hill,

♦	Define Dot Hill cross functional team/ points of contact,

♦	Define a process flow definition/ capacity analysis (see sample attached below)
à	Receiving audit plan,

à	Statistical Process control of critical/ non-inspected parameters,

à	Inspection checklist for all QA locations, and

à	Out of box audit plan,
♦	Plan for isolation of failed material,

♦	Define plan/frequency of audits of Dot Hill’s suppliers,

♦	Define process for customer approval/communication of Dot Hill initiated Engineering Change Notifications (“ECNs”),
*** Confidential Treatment Requested

♦	Process for customer approval/communication of Mfg location changes,

♦	Provide Dot Hill’s ICT coverage,

♦	Provide FVT coverage, procedure,

♦	Provide serial number traceability,

♦	Provide date code tracking of key components,

♦	Provide burn-in test plan,

♦	Provide ORT test plans,

♦	Provide employee training process/ records, and

♦	Define failure analysis, RCA & CA process.
♦	Dot Hill shall provide the quality metric requirements
[...***...]
*** Confidential Treatment Requested

[...***...]
*** Confidential Treatment Requested

Exhibit F, Rev. 1
Order Replenishment and Logistics Requirements
1	PURCHASE OF PRODUCTS, FORECASTS AND LEAD-TIMES

1.1	Overview. In accordance with the terms and subject to the conditions set forth in this Agreement, Dot Hill agrees to sell the Products to NetApp and the NetApp DCMs, and NetApp and the NetApp DCMs agree to buy Products from Dot Hill. It is expressly understood that, [...***...], NetApp and the NetApp DCMs have no obligation to purchase any Products, or any minimum number of Products, hereunder. This provision shall, however, not limit, diminish or affect any obligations that NetApp or a NetApp DCM has to Dot Hill under [...***...] or Sections 1.13, 1.14 and 1.15 of this Exhibit F.

1.2	Supply Constraint and Allocation. If Dot Hill becomes aware of a potential supply constraint of Product to NetApp or a NetApp DCM, as applicable, Dot Hill will notify promptly NetApp or the NetApp DCM, as applicable, of such potential supply constraint and the parties will work together in good faith to resolve such matter.

In the event that the supply of a Product to NetApp or a NetApp DCM under this Agreement becomes constrained and Dot Hill cannot meet NetApp’s or the NetApp DCM’s forecasted requirements for such Product during the period of the supply constraint, Dot Hill shall provide NetApp or a NetApp DCM, as applicable, during this period with [...***...], or (ii) [...***...].

For the purpose of interpretation of the immediately preceding sentence, any units of Product that a Dot Hill DCM (a) [...***...] and (b) [...***...]. Dot Hill represents to NetApp that as of the Effective Date of this Agreement, [...***...]
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

[...***...] Dot Hill will notify promptly NetApp of any [...***...].

1.3	[ ...***... ]. Dot Hill shall provide to NetApp, after NetApp’s First Customer Shipment, [ ...***... ], as mutually agreed to by the parties, to allow for the following conditions:
•	a [ ...***... ] to be delivered within [ ...***... ] of a NetApp request occurring no earlier than [ ...***... ] after the date of any previous NetApp [ ...***... ];

•	a [ ...***... ] to be delivered within [ ...***... ] of a NetApp request occurring no earlier than [ ...***... ] after the date of any previous NetApp [ ...***... ]; and

•	a [ ...***... ] to be delivered within [ ...***... ] of a NetApp request occurring no earlier than [ ...***... ] after the date of any previous NetApp [ ...***... ].
Those units of Products that Dot Hill maintains for delivery or delivers to NetApp as part of the AutoSwap process described in Attachment 2 to this Exhibit F shall count toward the attainment by Dot Hill [ ...***... ].

Also, if Dot Hill is unable to achieve such [ ...***... ] due to a Force Majeure Event or the failure by any vendor or supplier operating under any NetApp supply arrangement to deliver on a timely and sufficient basis to Dot Hill any drives or components which NetApp requires for incorporation into Products that are to be made and sold by Dot Hill to NetApp, then Dot Hill’s [ ...***... ].

1.4	[ ...***... ]. In the event that NetApp or a NetApp DCM desire to [ ...***... ] Products covered under Purchase Orders it has placed with Dot Hill, then NetApp or a NetApp DCM, as applicable, shall inform Dot Hill immediately in writing of its desires and provide accurate and complete information to Dot Hill of its [ ...***... ]. In the event of any [ ...***... ], then Dot Hill shall undertake some or all of the following mutually agreed actions for the affected Products:
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

     (i) except as otherwise provided in Section 1.13, [ ...***... ];
     (ii) [ ...***... ];
     (iii) promptly [ ...***... ];
     (iv) discontinue any [ ...***... ] provided, however, that NetApp or the NetApp DCM [ ...***... ];
     (v) notify Dot Hill’s DCM and its suppliers to [ ...***... ], and use best efforts to have Dot Hill’s DCM [ ...***... ];
     (vi) use best efforts to have the Dot Hill DCM [ ...***... ];
     (vii) at NetApp’s or a NetApp DCM’s written request and with the assistance of NetApp or a NetApp DCM, as applicable, use commercially reasonable efforts to [ ...***... ];
     (viii) perform or have performed a [ ...***... ], and supply to NetApp or a NetApp DCM, as applicable, reasonably requested documentation of such [ ...***... ] after completion thereof.
Notwithstanding anything to the contrary, Dot Hill shall not be required to continue any of the activities described above beyond a period of [ ...***... ] after the date on which a [ ...***... ] occurs.
1.5	Forecasts. NetApp shall submit forecasts to Dot Hill [...***...], and more frequently on an as-needed basis. These forecasts will provide visibility into NetApp’s forecasted supply demand for Products for [...***...], with updates made to such forecasts [...***...]. Within [...***...] after receipt of the forecast, Dot Hill shall provide the originator of the forecast, whether NetApp or the NetApp DCM, as applicable, with an acknowledgement of the forecast (“Supply Availability”) for the requested quantity of the Products in the forecast or propose a revised quantity or schedule
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

for supply of the Products. If a revised quantity or schedule is proposed by Dot Hill, the parties shall confer in good faith and attempt in good faith to agree upon a final Supply Availability for each applicable [...***...].
1.6	Submittal of Purchase Orders. NetApp and the NetApp DCMs shall initiate purchases of Products by submitting to Dot Hill [...***...] blanket Purchase Orders via e-mail to a designated Dot Hill email address based upon the mutually agreed forecast. These Purchase Orders will be submitted by NetApp and the NetApp DCMs to Dot Hill at least [...***...] prior to the beginning of each fiscal NetApp quarter. All [...***...] blanket Purchase Orders shall (a) specify the quantities, applicable Total Price, payment terms, and shipping instructions for each of the Products; and (b) refer to and be governed by the terms and conditions of this Agreement. Blanket Purchase Orders shall be updated, as needed, to reflect agreed-upon Price adjustments and agreed Products revision changes (including, but limited to, agreed engineering changes and deviations).

1.7	Confirmation of Purchase Orders. Dot Hill shall confirm its receipt of the blanket Purchase Order by notifying NetApp or a NetApp DCM, as applicable, electronically within [...***...] after the receipt of the Purchase Order. Dot Hill shall be required to accept all Purchase Orders that conform to a mutually agreed forecast. Dot Hill shall notify NetApp or a NetApp DCM, as applicable, of its acceptance or rejection of the blanket Purchase Order by facsimile or electronic mail within [...***...] after its receipt of NetApp’s or a NetApp DCM’s Purchase Order.

1.8	Kanban Replenishment Process
1.8.1	The “Kanban Replenishment Process” is defined as a [...***...] issued by NetApp or a NetApp DCM, as applicable, to Dot Hill, which is managed by Dot Hill, to request [...***...].
1.8.1.1	[...***...]
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

[...***...]

1.8.1.2	[...***...]

[...***...]

1.8.1.3	[...***...]
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

[...***...]

1.8.1.4	[...***...]

[...***...]

1.8.1.5	NetApp or a NetApp DCM, as applicable, may require [...***...] as needed. If weekend or staggered deliveries are required, then NetApp or a NetApp DCM, as applicable, shall provide notice to Dot Hill by [...***...].
1.8.2	The Kanban replenishment process will be managed within the NetApp or a NetApp DCM manufacturing location and will issue [...***...]. A representative of Dot Hill or a Dot Hill DCM will monitor the process to manage and identify the quantity of [...***...] in order to satisfy the requirements of the Kanban Replenishment Process. The status of the [...***...] by Dot Hill or a Dot Hill DCM in a [...***...].
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

1.8.3	The average expected Kanban [...***...], however, [...***...].

1.8.4	For [...***...] Kanban needs, NetApp requires Dot Hill to have a [...***...]. The Dot Hill [...***...].

1.8.5	Dot Hill’s [...***...].

1.8.6	Dot Hill and NetApp or a NetApp DCM, as applicable, will mutually agree on all [...***...]. All Products must be [...***...] unless otherwise specified by NetApp or a NetApp DCM, as applicable, and must be [...***...] in Attachment 1. Upon each [...***...] back to Dot Hill. Dot Hill is also responsible for [...***...].
1.9	Notification of [...***...]. In the event that Dot Hill is unable to support the agreed Kanban Replenishment Process [...***...] then Dot Hill shall notify NetApp or a NetApp DCM, as applicable, before the [...***...].

1.10	Changes to Purchase Orders. NetApp or a NetApp DCM, as applicable, shall provide notice to Dot Hill of any changes or cancellations to blanket Purchase Orders that NetApp desires. Dot Hill shall notify NetApp or a NetApp DCM, as applicable, of acceptance or rejection of change orders within [...***...] after receipt of NetApp’s or a NetApp DCM’s notification of change or change order request.

1.11	Notice of [...***...]. Dot Hill shall immediately notify NetApp and the NetApp DCM, as applicable, in writing of any anticipated [...***...] as requested by NetApp or the NetApp DCM, as applicable, stating the reason [...***...]. If Dot Hill’s anticipated [...***...], then Dot Hill shall, upon request of NetApp or the NetApp DCM, as applicable, [...***...]
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

[...***...].

1.12	Unanticipated Consumption. If the consumption rate for the current month is greater than that described under the [...***...], Dot Hill shall use commercially reasonable efforts to support the greater demand provided, however, that the parties have mutually agreed in advance upon the [...***...].

1.13	Rescheduling. Each party will attempt to identify and notify the other party of any Excess Material, as defined below, [...***...]. For Products whose delivery is rescheduled later than [...***...] from the original anticipated delivery date to NetApp or a NetApp DCM, as applicable, [...***...], provided these Products were manufactured pursuant to an accepted Purchase Order or manufactured to satisfy NetApp’s or the NetApp DCM’s upside requirements. On the [...***...], NetApp or a NetApp DCM, as applicable, will take Excess Material or Dot Hill will [...***...] on and after such [...***...] and determined based on the Dot Hill [...***...]. NetApp or a NetApp DCM, as applicable, will use its best efforts to clear Excess Material at [...***...] within a maximum period of [...***...]. If any Excess Material is not cleared within such [...***...] period, a non-cancelable Purchase Order to buy all such Excess Material shall be issued by NetApp or a NetApp DCM, as applicable, to Dot Hill prior to the end of such period. NetApp or a NetApp DCM, as applicable, will [...***...] after the end of such [...***...].

1.14	Cancellation of Purchase Orders. Upon cancellation of any Purchase Orders and after the completion by Dot Hill of the agreed upon mitigation efforts in Section 1.4 that are associated with such cancellation, Dot Hill will submit to NetApp or a NetApp DCM, as applicable, a claim for an amount equal to the sum of:
(1)	the amount for [ ...***... ];

(2)	the amount for [ ...***... ]; and
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

(3)	the amount for [ ...***... ].
NetApp or a NetApp DCM, as applicable, shall not be responsible for any liability for those units of Products which are not (i) covered under Purchase Orders accepted by Dot Hill, or (ii) manufactured by or for Dot Hill to meet NetApp’s or a NetApp DCM’s [ ...***... ]. Under no circumstances shall NetApp or a NetApp DCM be liable for [ ...***... ]. Also, NetApp’s or a NetApp DCM’s liability for [ ...***... ] will be limited to those ordered within agreed lead times that Dot Hill has established and agreed to with third parties for use in the production of Products for intended supply to NetApp or a NetApp DCM, as applicable. Dot Hill has notified NetApp of such lead times. These lead times are included in Exhibit B, and will be updated from time to time by Dot Hill.

NetApp or a NetApp DCM, as applicable, shall acknowledge in writing Dot Hill’s claim within [ ...***... ] after NetApp’s or a NetApp DCM’s receipt thereof, and pay Dot Hill on any such claim made under this section within [ ...***... ] after NetApp’s or a NetApp DCM’s receipt thereof. NetApp or a NetApp DCM, as applicable, shall be entitled to audit the details behind any claim that may be made by Dot Hill under this section. If an audit reveals an overpayment by NetApp or a NetApp DCM of any such claim, then Dot Hill will immediately refund or credit such overpayment to NetApp or a NetApp DCM, as applicable, and, if such overpayment is in excess of [ ...***... ] of such claim, reimburse NetApp or a NetApp DCM, as applicable, for the actual costs incurred in the performance of the audit.
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

1.15	Expiration or Earlier Termination. Upon the expiration or earlier termination of this Agreement, Dot Hill will provide to NetApp and a NetApp DCM, as applicable, a summary of descriptions and quantities of Products, including any FRU’s, available at [...***...] locations which are maintained by or for Dot Hill. Upon written request by NetApp or a NetApp DCM, as applicable, Dot Hill will perform mitigation efforts for a period of [...***...] by attempting to sell the components Products, including any FRU’s, to other parties at then-current prices available to NetApp or a NetApp DCM, as applicable, under the Agreement outside of units to be retained for warranty coverage under Section 23 of the Agreement. Upon the expiration of such [...***...] period and the completion of any such requested efforts, Dot Hill will inform NetApp and the NetApp DCM, as applicable, of the amount of units remaining, including any FRUs, at such time and NetApp or a NetApp DCM, as applicable, will issue a non-cancelable Purchase Order to Dot Hill for such units, and will purchase such units at their then-current price for immediate delivery to NetApp or the NetApp DCM, as applicable.

2.	END OF LIFE NOTIFICATION

2.1	Subject to the provisions of the Agreement, Dot Hill agrees to manufacture and supply to NetApp or a NetApp DCM, as applicable, the Products, and NetApp or the NetApp DCM, as applicable, agrees to procure from Dot Hill the Products, during the term of this Agreement. Dot Hill shall provide NetApp and the NetApp DCM, as applicable, written notification of its intention to assign the Products to an End of Life Status (“Notice of EOL”) at least [...***...] prior to the date upon which said Products shall enter an EOL status. NetApp and a NetApp DCM shall be allowed to place final orders for all Products with Dot Hill [...***...] period. Dot Hill shall honor the final Purchase Orders, notifying its suppliers of the EOL status and managing final component purchases such that pricing for the final Purchase Orders shall be [...***...].

3.	LOGISTICS

3.1	The NetApp logistics requirements for the Product are as follows:
3.1.1	Dot Hill will [...***...] following the Kanban Replenishment Process described in Section 1.8 from the Dot Hill [...***...]. The [...***...] will be managed and owned by Dot Hill or Dot Hill’s DCM.

3.1.2	Dot Hill will own the Products until the [...***...], which will occur at the time such Products are [...***...].
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

3.1.3	All [ ...***... ] costs are included in the Total Price of each of the Products, as documented in Exhibit B.

3.1.4	NetApp requires an EIA (i.e., Electronics Industry Association) label on all inbound material delivered to NetApp or to any NetApp designated manufacturing location. All packaging and labeling of Products to be delivered by Dot Hill to NetApp or a NetApp DCM shall comply to the NetApp Inbound Packaging Specifications. (See provisions in Attachment 1, which is attached below to this Exhibit F)
4.	REVERSE LOGISTICS

4.1	Returned Products. For units of Product returned by NetApp or a NetApp DCM to Dot Hill that do not conform to the warranty provided by Dot Hill to NetApp in Section 23 of the base terms of the Agreement, Dot Hill will perform its warranty responsibilities as described therein, upon Dot Hill’s authorization for the return of such units of Product. Dot Hill’s response to a properly submitted request for authorization for the return of Products that do not conform to such warranty shall be made within [ ...***... ] after Dot Hill’s receipt of any such request. Upon completion of its warranty responsibilities for the repair or replacement of a Product, Dot Hill will return back a Product, freight prepaid, to NetApp or a NetApp DCM.

4.2	Credit and Re-Invoice Process. Solely to track defective units of Products returned by NetApp or a NetApp DCM to Dot Hill under the warranty provisions in Section 23 of the base terms of the Agreement and the subsequent delivery by Dot Hill of repaired or replacement Products therefore, Dot Hill will: (i) issue a credit to NetApp or a NetApp DCM upon Dot Hill’s authorization for the return of such units; and (ii) re-invoice NetApp or a NetApp DCM in full for the repaired or replacement units of Products delivered by Dot Hill.

4.3	AutoSwap Process. Notwithstanding any inconsistent provisions in Sections 4.1 and 4.2 above, the AutoSwap process in Attachment 2 to this Exhibit F will apply to Products that meet all of the following requirements: (i) they are purchased by NetApp from Dot Hill under this Agreement, (ii) they are delivered by Dot Hill to the NetApp delivery locations [ ...***... ] or such other mutually agreed NetApp locations, (iii) they fail to conform to the warranty provided by Dot Hill as determined by NetApp prior to their intended delivery to third parties, and (iv) they are returned to Dot Hill within [ ...***... ] after NetApp obtains knowledge of a warranty non-conformance for such Products.

4.4	Induced Damage to Products. If Dot Hill reasonably determines that a Product which is returned by NetApp or a NetApp DCM to Dot Hill has customer-induced or NetApp or a NetApp DCM production-induced damage arising from or resulting in a non-conformance of Products to the warranty provided by Dot Hill under this Agreement, then Dot Hill will notify NetApp or a NetApp DCM of such
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

matter, and invoice to NetApp or a NetApp DCM the material and labor costs that Dot Hill incurs for out-of-warranty repair for such units of Products.

4.5	Packaging. Each Product that is authorized for return by Dot Hill will be packaged by NetApp or a NetApp DCM in a mutually agreed manner and returned to Dot Hill [ ...***... ].

4.5	Address Changes. Dot Hill may change, modify or update the address of the local Dot Hill hub, at any time and from time to time, upon written notice to NetApp and a NetApp DCM provided, however, that the [hub location requirements in Section 1.8.4] of this Exhibit F are met.
Attachment 1
[...***...]
NetApp and Dot Hill Confidential
*** Confidential Treatment Requested

Attachment 2
AutoSwap Process
Purpose: To define the methods and responsibilities relating to the exchange of defective purchased Products, using the AutoSwap process.
Scope: This process pertains to those Products that meet the following requirements: (i) they are purchased by NetApp from Dot Hill under this Agreement, (ii) they are delivered by Dot Hill to the [ ...***... ] or such other mutually agreed NetApp locations, (iii) they fail to conform to the warranty provided by Dot Hill as determined by NetApp prior to their intended delivery to third parties, and (iv) they are returned to Dot Hill within [ ...***... ] after NetApp obtains knowledge of a warranty non-conformance for such Products.
Procedure: The following steps provide guidelines for a generic AutoSwap process and may be modified, through mutual agreement, to accommodate the specific needs of either NetApp or Dot Hill.
1. All Products that have been purchased by NetApp and are eligible for return in the AutoSwap process must fall within the above-described Scope and reside in NetApp’s Materials Review Board (”MRB”), have an associated Incoming Material Discrepancy Report (“IDR”) and have been dispositioned for return to Dot Hill’s designated location.
2. Upon completion of the dispositioning process, the MRB clerk will forward the IDR list to the respective buyer that is responsible for acquiring Products for NetApp hereunder.
3. The buyer that is responsible for acquiring Products for NetApp hereunder will solicit a RMA number from Dot Hill and generate a Purchase Order for [ ...***... ] that fall within the above-described Scope from NetApp inventories to Dot Hill.
4. Dot Hill will replace the discrepant material through a [ ...***... ] which will take place at a mutually agreed predetermined location.
5. Delivery of the Products for AutoSwap will occur within the context of a predetermined [ ...***... ] schedule or as negotiated on a case-by-case basis.
6. Dot Hill will assess quality for the defective Products and the parties will mutually agree on [ ...***... ] for the defective Products. All [ ...***... ] will be completed within [ ...***... ] from the date of failure analysis reporting.
Dot Hill and NetApp CONFIDENTIAL
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Exhibit G
NetApp Customer Support Requirements
1.	RMA Requirements

1.1	For the purpose of the construction and interpretation of this Exhibit, the term “Authorized Service Provider” shall mean a third party that performs repair services for NetApp on returned Products that were purchased by NetApp from Dot Hill under this Agreement and sold by NetApp to a NetApp customer.

1.2	The parties shall jointly define a RMA Process workflow among NetApp, NetApp’s Authorized Service Provider(s) and Dot Hill.

1.3	Dot Hill shall provide to NetApp mutually agreed FRU replacement training, and the Parties shall mutually agree upon handling requirements for Field Replacement Units (“FRUs”).

Dot Hill shall provide NetApp all FRU packaging specifications, packaging test plans, packaging test results and packaging suppliers. As NetApp will have Authorized Service Providers in [...***...], NetApp requires that the sourcing companies have supply capability in [...***...].

1.4	If Dot Hill ceases to provide repair services for those Products acquired from Dot Hill by NetApp, then Dot Hill shall [...***...], and NetApp and NetApp’s Authorized Service Provider(s) may [...***...]. NetApp acknowledges and agrees that such Dot Hill Technology is [...***...].

1.5	The Parties shall define a RMA test process and failure criteria for the Products. NetApp may return Products that NetApp or its Authorized Service Provider(s) have tested (via a standard troubleshooting process to be mutually agreed) and determined to fail the agreed failure criteria.

1.6	NetApp or its Authorized Service Provider(s) will screen Products for failures in accordance with a mutually-agreed test process prior to delivery of units of Products with failures to Dot Hill.
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1.7	If Dot Hill receives Products that Dot Hill determines are NTF, i.e., No Trouble Found, after having been screened by NetApp or its Authorized Service Provider(s) of [...***...], then the parties will review the test processes used for screening used by NetApp, it Authorized Service Provider(s), Dot Hill and the Dot Hill DCM to identify failures and take appropriate actions in a prompt and timely manner to attempt to [...***...].

1.8	NetApp will cause an Authorized Service Provider(s) to allow Dot Hill to perform on-site audits of the Authorized Service Provider’s operations to determine whether it has performed its responsibilities in accordance with the mutually agreed test process.

1.9	Dot Hill shall replace rather than refurbish any Product that has been properly returned [...***...], and retire such RMA Product permanently.

1.10	The parties shall jointly develop a specification for cosmetic defects on RMA returns.

1.11	As of the Effective Date, the repair locations for Product delivered under RMA are as follows:

[...***...]

A party may change its applicable location. In the event of such change, the party making such change will notify the other.

1.12	For RMA returns under this Agreement, unless otherwise agreed by the parties, repaired or replacement Products shall be delivered to NetApp at the then-current engineering change order (‘ECO”) level.

2.	Dead on Arrival
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2.1	The parties shall jointly define a Dead on Arrival (“DOA”) policy and obligation (including DOA replacement lead-time) between NetApp and Dot Hill.

2.2	The parties shall jointly define DOA Process workflow between NetApp and Dot Hill.

2.3	Dot Hill shall accept RMAs associated with any DOA Product acquired by NetApp from Dot Hill under this Agreement for a period of [...***...]. Dot Hill shall [...***...] to NetApp and NetApp Designated Contract Manufacturers with [...***...].

3.	End of Life Support

3.1	Dot Hill End of Life (“Dot Hill EOL”) begins the day Dot Hill no longer makes the Product available to its customers.

3.2	NetApp End of Life (“NetApp EOL”) begins the day NetApp no longer makes the Product acquired from Dot Hill available to NetApp’s customers.

3.3	Product repair, RCA and RMA support outside of the applicable warranty for a Product purchased by NetApp under the Agreement shall, upon request by NetApp, be provided on a [...***...] at a rate to be mutually agreed by the parties. Post-Dot Hill EOL support for Products acquired under this Agreement from Dot Hill beyond the applicable warranty period [...***...].

3.4	NetApp will [...***...] for a mutually agreed number of Products. For avoidance of doubt, NetApp shall not be obligated to [...***...]. Dot Hill will provide [...***...] information to NetApp as to the status of [...***...].

3.5	Upon written request by Dot Hill, NetApp will [ ...***... ], all then-outstanding [ ...***... ]. Prior to any such [ ...***... ], Dot Hill will:
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     (i) use commercially reasonable efforts to [ ...***... ];
     (ii) use best efforts to have Dot Hill’s DCM attempt [ ...***... ]; and
     (iii) at NetApp’s written request and with the assistance of NetApp, use commercially reasonable efforts to [ ...***... ].
Dot Hill shall initiate the foregoing [...***...] before NetApp has any obligation to [...***...].
3.6	Limitations on Out-of-Warranty Responsibilities. Notwithstanding anything to the contrary, Dot Hill shall not be in breach of any obligations it may have to NetApp under this Agreement to [...***...] arises or results from the inability by Dot Hill to [...***...].
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Exhibit H-1
[...***...]
Exhibit C-1 (the “SOW”) specifies the NRE work that will be performed by Dot Hill for the [...***...] Unique Product. NetApp shall pay Dot Hill for such NRE work based on the total amount of hours spent by Dot Hill’s employees and/or subcontractors in connection with the performance of such NRE work, together with any travel, lodging and other incidental travel expenses incurred to perform such work. The mere payment by NetApp to Dot Hill for NRE work performed by Dot Hill will [...***...]. The total amount of [...***...].
Dot Hill shall be compensated for the performance of such NRE work at a [...***...] rate of [...***...]. Such rate shall be subject to change by Dot Hill on and after [...***...]. NetApp shall also reimburse Dot Hill for all reasonable travel, lodging and incidental expenses incurred to perform such work. After the end of each [...***...], Dot Hill will provide to NetApp a brief description of the NRE performed, the names of individuals who performed such NRE work, the amount of hours spent and a summary of any incurred expenses related to such NRE work, together with an invoice(s) therefore. NetApp will pay Dot Hill on such invoice(s) pursuant to the payment terms in the Agreement.
CONFIDENTIAL
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Exhibit N, Rev. 1
List of NetApp Designated Technology

What	Comment

[...***...]	[...***...]

Dot Hill and NetApp CONFIDENTIAL
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Exhibit P, Rev. 1
[...***...]
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